HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV-3572 - PremierSolutions State of Connecticut
333-72042	HV-3573 - PremierSolutions Chicago Public Schools
333-72042	HV-4899 - PremierSolutions New Jersey Institutions of Higher Education

333-145655	HV-3739 - Group Variable Annuity Contracts

Supplement dated December 23, 2014 to your Prospectus

FUND OPENING

HARTFORD MIDCAP HLS FUND - CLASS IA

Effective December 30, 2014, the Hartford MidCap HLS Fund Sub-Account will be re-opened.  All references in the Prospectus to the Fund being closed are deleted, effective December 30, 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.